SEMI
ANNUAL
REPORT

[GRAPHIC OMITTED]

                                NOVEMBER 30, 2002


FRANKLIN NEW YORK
TAX-FREE INCOME FUND


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FRANKLIN(R)TEMPLETON(R)
INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]
CHARLES B. JOHNSON, center
CHAIRMAN
FRANKLIN NEW YORK TAX-FREE INCOME FUND

SHEILA AMOROSO & Rafael R. Costas Jr.
Senior Vice Presidents/Co-Directors
Franklin Municipal Bond Department



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SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN NEW YORK TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL, NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES THROUGH A DIVERSIFIED PORTFOLIO CONSISTING MAINLY OF MUNICIPAL SECURITIES. 1
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you this semiannual report for Franklin New York Tax-Free Income Fund for the period ended November 30, 2002. As we write this report, we see signs that equity markets may be settling down and that the economy continues its slow pace of recovery. It is impossible to predict what markets will do, but after the worst extended equity market performance in many years, some investors believe the equity markets are due for some gains.

The six months under review was a period of significant equity market volatility. Gross domestic product grew at an annualized 4.0% rate for third quarter 2002, following an annualized 1.3% for the second quarter. The increased economic activity led to expectations by many that the stock market was poised to turn around. However, a spate of corporate bankruptcies and accounting scandals, as well as prospects for war, led to significant stock market declines and investor uncertainty. Largely as a result, the bond market

CONTENTS


Shareholder Letter ............... 1

Performance Summary .............. 9

Special Feature:
Understanding Your
Tax-Free Income Fund .............11

Municipal Bond Ratings ...........16

Financial Highlights &
Statement of Investments .........19

Financial Statements .............35

Notes to
Financial Statements .............39


[graphic omitted]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

1. For investors subject to the alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI).
The SOI begins on page 23.

performed well as investors diversified into fixed income securities. At the beginning of the reporting period, the 10-year Treasury note was yielding 5.08%, with the yield dropping to 4.22% on November 30, 2002. Over the same period, the Dow Jones Industrial Average, Standard & Poor's 500 Composite Index (S&P 500) and Nasdaq Composite Index fell 9.33%, 11.49% and 8.21%, respectively, which tended to steer investors to allocating assets in more conservative investments such as municipal and government bonds. 2

With $328 billion in municipal bonds issued nationwide this year through November 2002, the industry outpaced the $293 billion record set in all of 1993. 3 This high issuance level can be attributed largely to the low interest rate environment, which created attractive opportunities for municipalities to refinance higher interest rate debt and borrow inexpensively for current finance needs. At the same time, demand was very healthy, due in part to the "flight to quality" resulting from negative equity market performance and uncertainty. Although most of the flight was to Treasury obligations, municipal bonds benefited as well. Lower long-term interest rates resulting from increased demand translated into solid price performance for bonds because long-term interest rates and bond prices move in opposite directions.



2. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The indexes include reinvested dividends.
3. Source: THE BOND BUYER, 12/1/02. The Bond Buyer 40 comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.

The yield for the Bond Buyer Municipal Bond Index (Bond Buyer 40) fell from 5.37% at the beginning of the reporting period, to 5.17% on November 30, 2002. 3 In our opinion, the government bond market outperformed the municipal bond market primarily for two reasons. First, the government bond market is broader and deeper than the municipal bond market; therefore, more investors turned to U.S. government bonds for safety when financial markets experienced increased volatility. Second, given the low interest rate environment during the period, many municipalities issued debt this year, substantially increasing supply. Still, relative to Treasuries, municipal bonds continued to offer significant value.

The 2001 recession generally pressured municipal revenues. Sales, personal and property taxes tend to bring in less money to municipalities' coffers during times of economic weakness. As a result, budget deficits are generated and balancing them usually requires a combination of higher taxes and fees and reduced expenditures. These situations also commonly cause rating downgrades by the independent rating agencies, which can result in a drop in the affected bonds' values. While we pay close attention to such movements, we also take a long-term view. Defaults by states and municipalities are rare. Municipalities do not disappear the way troubled corporations can. Because they will need money in the future to maintain their infrastructures and to accommodate and promote growth, they work hard to avoid a default on their records.

NEW YORK ECONOMIC UPDATE
Despite being the site of the nation's most devastating act of terrorism on September 11, 2001, New York state never experienced the credit shocks that might have befallen less fiscally prepared governments. The state's bond rating remained stable, largely

[graphic omitted]

CREDIT QUALITY BREAKDOWN*
Based On Total Long-Term Investments
11/30/02
AAA - 53.9%
AA - 32.3%
A - 9.0%
BBB - 3.5%
Below Investment Grade - 1.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

due to proactive budget management and strong reserve levels. However, the state, like the rest of the country, is economically weaker than prior to the terrorist attacks.

New York City and state enjoy greater revenue flexibility than at any time in the past decade or more. Their weakened financial condition during the six months under review was due mainly to the volatile stock market and national economic recession. The recession's effects reached New York later than other states, but its impact was felt more deeply than in many other parts of the country. Specifically, revised state revenue projections anticipate shortfalls of $1.1 billion in fiscal year 2002 (begun on April 1, 2002) and another $5.8 billion in fiscal year 2003. 4 Waning personal income taxes account for the largest portion of this decline. However, because the state adopted conservative revenue estimates for budgeting purposes, New York was better prepared to address the strain than many other states.

With the slowdown in New York's economy, exacerbated by the events of September 11, we believe New York will continue to face both short- and long-term challenges. However, given the amount of resources supplied by a combination of governmental aid, insurance proceeds and reserve accounts, we expect that New York will be able to manage its fiscal stress over the long term.


PORTFOLIO NOTES
As a result of generally strong municipal bond market performance, Franklin New York Tax-Free Income Fund - Class A shares' net asset value increased during the period, from $11.65 on May 31, 2002, to $11.78 on November 30, 2002. We maintained our disciplined approach of managing primarily for



4. Source: Moody's Investors Service, NEW YORK (STATE OF), 2/13/02.

DIVIDEND DISTRIBUTIONS
6/1/02-11/30/02
                                    DIVIDEND PER SHARE
              ----------------------------------------------------------------
MONTH          CLASS A          CLASS B          CLASS C         ADVISOR CLASS
------------------------------------------------------------------------------
June          4.85 cents       4.30 cents       4.33 cents         4.95 cents
July          4.85 cents       4.30 cents       4.33 cents         4.93 cents
August        4.85 cents       4.30 cents       4.33 cents         4.93 cents
September     4.85 cents       4.30 cents       4.30 cents         4.94 cents
October       4.85 cents       4.30 cents       4.30 cents         4.93 cents
November      4.70 cents       4.15 cents       4.15 cents         4.78 cents
------------------------------------------------------------------------------
Total        28.95 cents      25.65 cents      25.74 cents        29.46 cents
------------------------------------------------------------------------------

income and net asset value stability by seeking to purchase well-structured bonds at a slight discount. We do not invest in derivative products or use leverage that may increase the Fund's share price volatility. At the end of the reporting period, the Fund owned no bonds subject to the alternative minimum tax. We attempted to take advantage of the market's volatility during the period to book tax losses, which can be used to offset future net capital gains, increasing the portfolio's tax efficiency and potentially lowering shareholders' future tax liabilities. Largely as a result, we do not anticipate that the Fund will distribute a capital gain in 2002.

As interest rates generally declined over the past few years and issuers took the opportunity to refinance higher yielding debt, Franklin New York Tax-Free Income Fund had higher coupon bonds called, which affected the Fund's income earnings and resulted in dividend reductions during the period. Call risk is inherent with many municipal bonds and bond funds, which adds to the benefit of effective portfolio management. We invite you to read the special feature in this report, "Understanding Your Tax-Free Income Fund," which explains why dividends

PORTFOLIO BREAKDOWN
11/30/02
                               % OF TOTAL
                                LONG-TERM
                               INVESTMENTS
-------------------------------------------

Prerefunded                       24.7%

Subject to Government
Appropriations                    22.6%

Transportation                    13.5%

Utilities                         10.4%

Hospital & Health Care             7.9%

Housing                            6.5%

Other Revenue                      4.9%

Tax-Supported                      3.9%

General Obligation                 2.8%

Higher Education                   2.8%

and fund prices fluctuate. Our income-oriented approach has proven successful in providing favorable tax-free income while maintaining a relatively stable net asset value over the long term.

During the period, purchases included New York MTA Transit Facilities Revenue; New York State Dormitory Authority Revenue - Teachers College; New York State Dormitory Authority Revenue - Fordham University; and Triborough Bridge and Tunnel Authority Revenue bonds. Sales included mostly refunded issues, such as New York City GO and New York City Municipal Water Finance Authority Water and Sewer System Revenue bonds.

In our opinion, municipal bond market fundamentals continue to look favorable. As an asset class, municipal bonds offer very attractive after-tax yields. The Performance Summary beginning on page 9 shows that at the end of the period under review, the Fund's Class A shares' distribution rate was 4.59%, based on an annualization of November's 4.7 cent per share dividend and the $12.30 maximum offering price on November 30, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and New York state and City income tax bracket of 45.05% would need to earn 8.35% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and their taxable equivalents for Class B, C and Advisor shares.

LOOKING AHEAD
At period-end in terms of interest rates and the economy, as long as the economy does not grow too fast, we would expect a very slow rise in long-term interest rates, reflecting slight upward pressure on inflation. That scenario appears to be priced into the bond market. Although, for bonds rapid inflation would be the most worrisome aspect of an improving economy, conditions at period-end did not suggest that probability. In fact, some forecasters are predicting deflation, another scenario we see as unlikely.

We could possibly see a reduced supply next year with fewer opportunities for municipalities to refinance. Although demand may decline if long-term interest rates rise and equity markets stabilize and post positive gains, we believe some of the reduction in demand may be offset by other investors being lured by municipal bonds' higher yields and credit quality and the need to maintain diversified portfolios of stocks, bonds and cash. Rather than try to predict the markets going forward, we will continue to focus on our time-tested approach of seeking the highest possible income while using our conservative, buy-and-hold strategy that has served us so well in the past.

Investors tend to overreact at the worst times, and often view stocks and bonds as alternatives to one another instead of complements. At Franklin Templeton, we believe bonds should be held for income and portfolio diversification, not to outperform stock prices. Overall, we believe Franklin New York Tax-Free Income Fund can provide investors with high credit quality and valuable tax-free income for the long term. Investors are as different as investments, and the mix of stocks, bonds and cash in their portfolios should be tailored to their individual, long-term objectives and risk tolerance. Especially during periods of uncertain markets, working with a financial advisor can help each investor develop a suitable investment plan and follow it when markets fluctuate. We encourage you to contact us whenever you have questions about your Franklin tax-free fixed income investments. We consider accessibility to our shareholders and their advisors as part of our responsibility as portfolio managers.

Thank you for investing in Franklin New York Tax-Free Income Fund. We look forward to serving you in the future.

Sincerely,

/S/SIGNATURE
Charles B. Johnson
Chairman
Franklin New York Tax-Free Income Fund

/S/SIGNATURE
Sheila Amoroso

/S/SIGNATURE
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of November 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 11/30/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION


CLASS A                                CHANGE        11/30/02   5/31/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.13         $11.78    $11.65

DISTRIBUTIONS (6/1/02-11/30/02)
Dividend Income                       $0.2895

CLASS B                                CHANGE        11/30/02   5/31/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.13         $11.76    $11.63

DISTRIBUTIONS (6/1/02-11/30/02)
Dividend Income                       $0.2565

CLASS C                                CHANGE        11/30/02   5/31/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.14         $11.78    $11.64

DISTRIBUTIONS (6/1/02-11/30/02)
Dividend Income                       $0.2574

ADVISOR CLASS                          CHANGE        11/30/02   5/31/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.14         $11.79    $11.65

DISTRIBUTIONS (6/1/02-11/30/02)
Dividend Income                       $0.2946

-------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                    6-MONTH  1-YEAR     5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                   +3.62%   +6.02%   +30.71%   +82.80%
Average Annual Total Return 2               -0.80%   +1.50%    +4.59%    +5.76%
Avg. Ann. Total Return (12/31/02) 3                  +4.49%    +4.75%    +5.84%

Distribution Rate 4                               4.59%
Taxable Equivalent Distribution Rate 5            8.35%
30-Day Standardized Yield 6                       3.48%
Taxable Equivalent Yield 5                        6.33%
                                                                      INCEPTION
CLASS B                                    6-MONTH  1-YEAR    3-YEAR    (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1                   +3.34%   +5.44%   +20.83%   +18.30%
Average Annual Total Return 2               -0.66%   +1.44%    +5.62%    +3.72%
Avg. Ann. Total Return (12/31/02) 3                  +4.51%    +6.67%    +4.17%

Distribution Rate 4                               4.23%
Taxable Equivalent Distribution Rate 5            7.70%
30-Day Standardized Yield 6                       3.07%
Taxable Equivalent Yield 5                        5.59%
                                                                      INCEPTION
CLASS C                                    6-MONTH  1-YEAR    3-YEAR    (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1                   +3.43%   +5.43%   +27.14%   +52.10%
Average Annual Total Return 2               +1.39%   +3.37%    +4.71%    +5.54%
Avg. Ann. Total Return (12/31/02) 3                  +6.31%    +4.83%    +5.75%

Distribution Rate 4                               4.18%
Taxable Equivalent Distribution Rate 5            7.61%
30-Day Standardized Yield 6                       3.03%
Taxable Equivalent Yield 5                        5.51%

ADVISOR CLASS 7                            6-MONTH  1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                   +3.76%   +6.11%   +30.93%   +83.12%
Average Annual Total Return 2               +3.76%   +6.11%    +5.54%    +6.24%
Avg. Ann. Total Return (12/31/02) 3                  +9.10%    +5.68%    +6.31%

Distribution Rate 4                               4.87%
Taxable Equivalent Distribution Rate 5            8.86%
30-Day Standardized Yield 6                       3.72%
Taxable Equivalent Yield 5                        6.77%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's November dividend and the maximum offering price (NAV for Classes B and Advisor) per share on 11/30/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 9/18/02 for the maximum combined federal and New York state and City personal income tax bracket of 45.05%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 11/30/02.
7. Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +6.66% and +5.70%.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

Q & A


SPECIAL FEATURE:
UNDERSTANDING YOUR TAX-FREE
INCOME FUND -- WHAT CAUSES
DIVIDENDS AND FUND PRICES TO
FLUCTUATE

DID YOU EVER WONDER WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? OR HAVE YOU NOTICED HOW CHANGES IN INTEREST RATES CAN AFFECT YOUR FUND'S SHARE PRICE? AT FRANKLIN TEMPLETON INVESTMENTS, MAINTAINING A STABLE DIVIDEND AND A RELATIVELY STABLE SHARE PRICE FOR YOUR TAX-FREE FUND IS OUR TOP PRIORITY. UNFORTUNATELY THOUGH, WE CAN'T CONTROL THE ECONOMIC ENVIRONMENT, AND FACTORS SUCH AS CHANGING INTEREST RATES CAN CAUSE YOUR FUND'S SHARE PRICE AND DIVIDEND PAYMENTS TO FLUCTUATE.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BOND PRICES AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.


Q.  WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Federal Reserve Board (the Fed) becomes concerned about inflation, it may attempt to cool the economy by raising short-term interest rates, as it did in 2000. On the other hand, if the economy slows down, the Fed may lower short-term interest rates to stimulate economic growth, as we witnessed in 2001.







--------------------------------------------------------------------------------
              NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE
--------------------------------------------------------------------------------

                       NOT PART OF THE SHAREHOLDER REPORT

     It's important to note the Fed only has the power to change short-term interest rates such as the federal funds target rate and the discount rate, which represent the overnight rates charged among banks.

     Long-term interest rates, as represented by the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation. Most Franklin tax-free fund portfolios are composed of long-term municipal bonds, whose prices are affected primarily by changes in long-term interest rates.


Q.   HOW DO CHANGES IN INTEREST RATES AFFECT MY TAX-FREE INCOME FUND?

     INTEREST RATES AND BOND PRICES:
     AN INVERSE RELATIONSHIP
A. Interest rates and bond prices behave like two sides of a seesaw. When interest rates drop, bond prices usually rise. When rates climb, bond prices usually fall. This is because when rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.



[graphic omitted]


                       NOT PART OF THE SHAREHOLDER REPORT

    As prices of the municipal bonds in your fund's portfolio adjust to a rise in interest rates, you may see a decline in your fund's share price as measured by net asset value (NAV). Conversely, when interest rates decline, your fund's NAV will tend to increase, as we saw in 2001.

    INTEREST RATES AND TAX-FREE DIVIDENDS
    When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower yielding bonds, to reduce the amount of interest they pay on the debt. As funds now have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline and the dividends paid out to shareholders also decline over time.

    When interest rates rise, the situation is reversed. As funds are able to invest cash proceeds in new, higher-yielding bonds, they're able to pay out higher dividends to shareholders.

Q.  WHY HAVE MY TAX-FREE DIVIDENDS BEEN DECLINING RECENTLY?

A. While long-term interest rates have fluctuated over the past 15 years, overall, they've experienced a net decline. Consequently, industry-wide, many tax-free portfolios have had older, higher-yielding municipal bonds "called" away and have had to reinvest their "call" proceeds and new cash inflows in new, lower-yielding bonds.

    Many of Franklin's tax-free funds have been similarly affected, and because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

    For example, in the late 1980s and early 1990s, we were able to invest in bonds yielding approximately 8%. As these


                       NOT PART OF THE SHAREHOLDER REPORT
    bonds matured or were called, we've had to reinvest the proceeds at lower rates, recently that rate being 5.17%. 1 Because we're investing in bonds with lower yields, we've had to reduce dividends accordingly. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

    Although we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


Q.  SHOULD I BE CONCERNED WHEN MY FUND'S SHARE PRICE FLUCTUATES?

A. Though interest rates have been volatile over the past 20 years, municipal bond prices have remained relatively stable, as shown in the chart below.

MUNICIPAL BOND PRICES VS. INTEREST RATES*
DECEMBER 1982-NOVEMBER 2002
[graphic omitted]

Edgar representation of data points used in printed graphic as follows:

 DATE               INTEREST RATES        MUNICIPAL BOND PRICES
 Dec 1982               10.54%                  $92.05
 Jan 1983               10.46%                  $90.42
 Feb 1983               10.72%                  $93.23
 Mar 1983               10.51%                  $91.15
 Apr 1983               10.40%                  $93.42
 May 1983               10.38%                  $89.02
 Jun 1983               10.85%                  $90.56
 Jul 1983               11.38%                  $90.25
 Aug 1983               11.85%                  $90.73
 Sep 1983               11.65%                  $91.47
 Oct 1983               11.54%                  $88.97
 Nov 1983               11.69%                  $88.86
 Dec 1983               11.83%                  $90.31
 Jan 1984               11.67%                  $91.80
 Feb 1984               11.84%                  $90.71
 Mar 1984               12.32%                  $92.76
 Apr 1984               12.63%                  $92.19
 May 1984               13.41%                  $88.68
 Jun 1984               13.56%                  $87.14
 Jul 1984               13.36%                  $89.90
 Aug 1984               12.72%                  $86.53
 Sep 1984               12.52%                  $91.62
 Oct 1984               12.16%                  $93.61
 Nov 1984               11.57%                  $92.98
 Dec 1984               11.50%                  $93.48
 Jan 1985               11.38%                  $96.60
 Feb 1985               11.51%                  $92.70
 Mar 1985               11.86%                  $94.04
 Apr 1985               11.43%                  $95.93
 May 1985               10.85%                  $96.82


 DATE               INTEREST RATES        MUNICIPAL BOND PRICES
 Jun 1985              10.16%                   $96.21
 Jul 1985              10.31%                   $95.75
 Aug 1985              10.33%                   $95.42
 Sep 1985              10.37%                   $94.26
 Oct 1985              10.24%                   $96.13
 Nov 1985               9.78%                   $99.29
 Dec 1985               9.26%                   $98.66
 Jan 1986               9.19%                  $102.32
 Feb 1986               8.70%                  $103.28
 Mar 1986               7.78%                  $101.67
 Apr 1986               7.30%                  $101.91
 May 1986               7.71%                   $99.80
 Jun 1986               7.80%                  $101.71
 Jul 1986               7.30%                  $100.24
 Aug 1986               7.17%                  $103.37
 Sep 1986               7.45%                  $102.20
 Oct 1986               7.43%                  $102.97
 Nov 1986               7.25%                  $103.63
 Dec 1986               7.11%                  $103.02
 Jan 1987               7.08%                  $105.34
 Feb 1987               7.25%                  $104.87
 Mar 1987               7.25%                  $102.99
 Apr 1987               8.02%                  $100.49
 May 1987               8.61%                   $99.66
 Jun 1987               8.40%                  $101.15
 Jul 1987               8.45%                  $101.08
 Aug 1987               8.76%                  $100.65
 Sep 1987               9.42%                   $97.95
 Oct 1987               9.52%                   $99.99
 Nov 1987               8.86%                   $99.38
 Dec 1987               8.99%                   $99.62
 Jan 1988               8.67%                  $104.13
 Feb 1988               8.21%                  $104.48
 Mar 1988               8.37%                  $102.56
 Apr 1988               8.72%                  $102.17
 May 1988               9.09%                  $101.25
 Jun 1988               8.92%                  $102.00
 Jul 1988               9.06%                  $101.79
 Aug 1988               9.26%                  $101.04
 Sep 1988               8.98%                  $102.18


 DATE               INTEREST RATES        MUNICIPAL BOND PRICES
 Oct 1988               8.80%                  $103.16
 Nov 1988               8.96%                  $101.53
 Dec 1988               9.11%                  $101.88
 Jan 1989               9.09%                  $102.78
 Feb 1989               9.17%                  $100.95
 Mar 1989               9.36%                   $99.96
 Apr 1989               9.18%                  $101.72
 May 1989               8.86%                  $103.09
 Jun 1989               8.28%                  $103.97
 Jul 1989               8.02%                  $104.40
 Aug 1989               8.11%                  $102.64
 Sep 1989               8.19%                  $101.82
 Oct 1989               8.01%                  $102.08
 Nov 1989               7.87%                  $103.12
 Dec 1989               7.84%                  $103.29
 Jan 1990               8.21%                  $103.06
 Feb 1990               8.47%                  $103.39
 Mar 1990               8.59%                  $102.95
 Apr 1990               8.79%                  $102.02
 May 1990               8.76%                  $103.34
 Jun 1990               8.48%                  $103.61
 Jul 1990               8.47%                  $103.28
 Aug 1990               8.75%                  $101.26
 Sep 1990               8.89%                  $100.79
 Oct 1990               8.72%                  $101.85
 Nov 1990               8.39%                  $103.26
 Dec 1990               8.08%                  $103.19
 Jan 1991               8.09%                  $103.89
 Feb 1991               7.85%                  $104.02
 Mar 1991               8.11%                  $103.37
 Apr 1991               8.04%                  $103.75
 May 1991               8.07%                  $103.88
 Jun 1991               8.28%                  $103.16
 Jul 1991               8.27%                  $103.66
 Aug 1991               7.90%                  $103.51
 Sep 1991               7.65%                  $104.29
 Oct 1991               7.53%                  $104.61
 Nov 1991               7.42%                  $104.31
 Dec 1991               7.09%                  $105.89
 Jan 1992               7.03%                  $105.46
 Feb 1992               7.34%                  $104.84
 Mar 1992               7.54%                  $104.15
 Apr 1992               7.48%                  $104.49
 May 1992               7.39%                  $105.05
 Jun 1992               7.26%                  $106.32
 Jul 1992               6.84%                  $109.47
 Aug 1992               6.59%                  $107.80
 Sep 1992               6.42%                  $107.82
 Oct 1992               6.59%                  $105.94
 Nov 1992               6.87%                  $107.20
 Dec 1992               6.77%                  $107.69
 Jan 1993               6.39%                  $106.54
 Feb 1993               6.03%                  $109.63


 DATE               INTEREST RATES        MUNICIPAL BOND PRICES
 Mar 1993               6.03%                  $107.91
 Apr 1993               6.05%                  $108.38
 May 1993               6.16%                  $108.15
 Jun 1993               5.80%                  $109.07
 Jul 1993               5.83%                  $105.93
 Aug 1993               5.45%                  $107.34
 Sep 1993               5.40%                  $107.70
 Oct 1993               5.43%                  $107.18
 Nov 1993               5.83%                  $105.41
 Dec 1993               5.83%                  $106.86
 Jan 1994               5.70%                  $107.37
 Feb 1994               6.15%                  $103.87
 Mar 1994               6.78%                   $98.94
 Apr 1994               6.95%                   $99.25
 May 1994               7.12%                   $99.59
 Jun 1994               7.34%                   $98.41
 Jul 1994               7.12%                   $99.69
 Aug 1994               7.19%                   $99.52
 Sep 1994               7.62%                   $97.55
 Oct 1994               7.81%                   $95.24
 Nov 1994               7.91%                   $92.97
 Dec 1994               7.84%                   $94.53
 Jan 1995               7.60%                   $96.71
 Feb 1995               7.22%                   $99.07
 Mar 1995               7.20%                   $99.68
 Apr 1995               7.07%                   $99.24
 May 1995               6.30%                  $101.87
 Jun 1995               6.21%                  $100.34
 Jul 1995               6.45%                  $100.74
 Aug 1995               6.28%                  $101.47
 Sep 1995               6.17%                  $101.55
 Oct 1995               6.03%                  $102.48
 Nov 1995               5.76%                  $103.63
 Dec 1995               5.58%                  $103.43
 Jan 1996               5.60%                  $103.70
 Feb 1996               6.13%                  $102.47
 Mar 1996               6.34%                  $100.60
 Apr 1996               6.66%                   $99.82
 May 1996               6.85%                   $99.32
 Jun 1996               6.73%                   $99.93
 Jul 1996               6.80%                  $100.37
 Aug 1996               6.96%                   $99.85
 Sep 1996               6.72%                  $100.75
 Oct 1996               6.37%                  $100.03
 Nov 1996               6.06%                  $101.35
 Dec 1996               6.43%                  $100.45
 Jan 1997               6.53%                  $100.15
 Feb 1997               6.58%                  $100.50
 Mar 1997               6.92%                   $98.61
 Apr 1997               6.72%                   $99.01
 May 1997               6.67%                  $100.06
 Jun 1997               6.51%                  $100.65
 Jul 1997               6.02%                  $102.98
 Aug 1997               6.34%                  $101.40
 Sep 1997               6.12%                  $101.60
 Oct 1997               5.84%                  $101.75
 Nov 1997               5.86%                  $101.84
 Dec 1997               5.75%                  $102.73
 Jan 1998               5.53%                  $103.22
 Feb 1998               5.62%                  $102.73
 Mar 1998               5.67%                  $102.30
 Apr 1998               5.68%                  $101.38


 DATE               INTEREST RATES        MUNICIPAL BOND PRICES
 May 1998               5.56%                  $102.40
 Jun 1998               5.44%                  $102.17
 Jul 1998               5.50%                  $101.95
 Aug 1998               5.05%                  $103.09
 Sep 1998               4.44%                  $103.93
 Oct 1998               4.64%                  $103.30
 Nov 1998               4.74%                  $103.20
 Dec 1998               4.65%                  $102.97
 Jan 1999               4.66%                  $103.74
 Feb 1999               5.29%                  $102.67
 Mar 1999               5.25%                  $102.32
 Apr 1999               5.36%                  $102.12
 May 1999               5.64%                  $101.03
 Jun 1999               5.81%                   $99.09
 Jul 1999               5.92%                   $98.71
 Aug 1999               5.98%                   $97.47
 Sep 1999               5.90%                   $97.08
 Oct 1999               6.06%                   $95.62
 Nov 1999               6.18%                   $96.09
 Dec 1999               6.28%                   $94.56
 Jan 2000               6.68%                   $93.74
 Feb 2000               6.42%                   $94.43
 Mar 2000               6.03%                   $96.08
 Apr 2000               6.23%                   $94.88
 May 2000               6.29%                   $93.87
 Jun 2000               6.03%                   $95.93
 Jul 2000               6.04%                   $96.82
 Aug 2000               5.73%                   $97.89
 Sep 2000               5.80%                   $96.91
 Oct 2000               5.77%                   $97.55
 Nov 2000               5.48%                   $97.81
 Dec 2000               5.12%                   $99.82
 Jan 2001               5.19%                  $100.36
 Feb 2001               4.92%                  $100.26
 Mar 2001               4.95%                  $100.75
 Apr 2001               5.35%                   $99.18
 May 2001               5.43%                   $99.79
 Jun 2001               5.42%                   $99.82
 Jul 2001               5.07%                  $100.90
 Aug 2001               4.79%                  $102.15
 Sep 2001               4.60%                  $101.40
 Oct 2001               4.30%                  $102.17
 Nov 2001               4.78%                  $100.85
 Dec 2001               5.07%                   $99.44
 Jan 2002               5.07%                  $100.70
 Feb 2002               4.88%                  $101.55
 Mar 2002               5.42%                   $99.08
 Apr 2002               5.11%                  $100.59
 May 2002               5.08%                  $100.78
 Jun 2002               4.86%                  $100.99
 Jul 2002               4.51%                  $101.93
 Aug 2002               4.14%                  $102.85
 Sep 2002               3.63%                  $104.74
 Oct 2002               3.93%                  $102.60
 Nov 2002               4.22%                  $101.79

    *Source: Standard & Poor's Micropal. Municipal bonds are represented by
     Lehman Brothers Municipal Bond Index and interest rates are represented by 10-year Treasury bond yields which reflect long-term interest rate movements. For illustrative purposes only, not representative of any Franklin tax-free income fund.

1. Based on the yield of the Bond Buyer 40 Index as of November 30, 2002.

                       NOT PART OF THE SHAREHOLDER REPORT

     We generally invest in current coupon securities to maximize tax-free income for our shareholders. 2 Over time, as we invest in different interest rate climates, the portfolios become well-diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons which are generally less sensitive to interest rates, and which help to provide stability to our fund portfolios.


Q.   HOW CAN FRANKLIN'S INVESTMENT APPROACH BENEFIT MY
     PORTFOLIO WHEN INTEREST RATES ARE VOLATILE?

A. For over a quarter of a century, we've consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital. 3 Our straightforward approach to investing means we avoid speculative derivatives or futures, which can be extremely sensitive to interest-rate movements.

     Our investment strategy may not immunize fund portfolios from interest rate risk, but it may help to reduce the risk. Overall, we're confident that our professionally managed portfolios will provide long-term investors with relative stability and valuable tax-free income.



2. Coupon refers to the fixed amount of interest income paid out by a municipal security to a bondholder.

3. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

                                 [logo omitted]
                             FRANKLIN(R)TEMPLETON(R)
                                   investments

                                 SR TFINS 11/02


                       NOT PART OF THE SHAREHOLDER REPORT

MUNICIPAL BOND RATINGS



MOODY'S
AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P
AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

                                                                                      CLASS A
                                              ------------------------------------------------------------------------------------
                                                                                       YEAR ENDED MAY 31,
                                              SIX MONTHS ENDED    ----------------------------------------------------------------
                                              NOVEMBER 30, 2002
                                                 (UNAUDITED)      2002        2001           2000           1999           1998
                                              ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........   $     11.65   $     11.62   $     11.06    $     11.91    $      12.08   $     11.66
                                              ------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..................           .29           .59           .62            .64             .64           .66
 Net realized and unrealized gains (losses)           .13           .04           .57           (.79)           (.08)          .45
                                              ------------------------------------------------------------------------------------
Total from investment operations ..........           .42           .63          1.19           (.15)            .56          1.11
                                              ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................          (.29)         (.60)         (.63)          (.63)           (.64)         (.66)
 Net realized gains .......................            --            --            --           (.07)           (.09)         (.03)
                                              ------------------------------------------------------------------------------------
Total distributions .......................          (.29)         (.60)         (.63)          (.70)           (.73)         (.69)
                                              ------------------------------------------------------------------------------------
Net asset value, end of year ..............   $     11.78   $     11.65   $     11.62    $     11.06     $     11.91   $     12.08
                                              ====================================================================================
Total return b ............................         3.62%         5.55%        10.97%        (1.24)%           4.73%         9.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........   $ 4,665,608   $ 4,609,318   $ 4,483,909    $ 4,219,849     $ 4,847,001   $ 4,824,135
Ratio to average net assets:
 Expenses .................................          .60%c         .59%          .60%           .60%            .59%          .58%
 Net investment income ....................         4.89%c        5.09%         5.39%          5.64%           5.30%         5.57%
Portfolio turnover rate ...................         7.62%         9.57%         7.83%         24.61%          13.34%        18.51%

aBased on average shares outstanding effective May 31, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized

FRANKLIN NEW YORK TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                CLASS B
                                                       --------------------------------------------------------
                                                       SIX MONTHS ENDED        YEAR ENDED MAY 31,
                                                       NOVEMBER 30, 2002 --------------------------------------
                                                         (UNAUDITED)     2002       2001      2000      1999 c
                                                       --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................     $11.63     $11.61     $11.04    $11.89    $12.06
                                                         ------------------------------------------------------
Income from investment operations:
 Net investment income a ..............................        .25        .53        .55       .57       .77
 Net realized and unrealized gains (losses) ...........        .14        .03        .58      (.78)     (.70)
                                                         ------------------------------------------------------
Total from investment operations ......................        .39        .56       1.13      (.21)      .07
                                                         ------------------------------------------------------
Less distributions from:
 Net investment income ................................       (.26)      (.54)      (.56)     (.57)     (.24)
 Net realized gains ...................................         --         --         --     (0.07)       --
                                                         ------------------------------------------------------
Total distributions ...................................       (.26)      (.54)      (.56)     (.64)     (.24)
                                                         ------------------------------------------------------
Net asset value, end of year ..........................     $11.76     $11.63     $11.61    $11.04    $11.89
                                                         ======================================================
Total return b ........................................      3.34%      4.88%     10.46%    (1.80)%     .62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $198,635   $160,194    $87,697   $40,874   $19,059
Ratio to average net assets:
 Expenses .............................................      1.17% d    1.16%      1.16%     1.17%     1.16% d
 Net investment income ................................      4.32% d    4.53%      4.80%     5.08%     4.72% d
Portfolio turnover rate ...............................      7.62%      9.57%      7.83%    24.61%    13.34%

aBased on average shares outstanding effective May 31, 2000.
bTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 1, 1999 (effective date) to May 31, 1999.
dAnnualized

FRANKLIN NEW YORK TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       CLASS C
                                                      -------------------------------------------------------------------
                                                       SIX MONTHS ENDED                YEAR ENDED MAY 31,
                                                       NOVEMBER 30, 2002-------------------------------------------------
                                                         (UNAUDITED)    2002      2001       2000       1999      1998
                                                      -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................        $11.64      $11.62     $11.06     $11.91     $12.07    $11.65
                                                      -------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................           .25         .53        .55        .57        .62       .59
 Net realized and unrealized gains (losses) ........           .15         .03        .57       (.78)      (.12)      .45
                                                      -------------------------------------------------------------------
Total from investment operations ...................           .40         .56       1.12       (.21)       .50      1.04
                                                      -------------------------------------------------------------------
Less distributions from:
 Net investment income .............................          (.26)       (.54)      (.56)      (.57)      (.57)     (.59)
 Net realized gains ................................            --          --         --       (.07)      (.09)     (.03)
                                                      -------------------------------------------------------------------
Total distributions ................................          (.26)       (.54)      (.56)      (.64)      (.66)     (.62)
                                                      -------------------------------------------------------------------
Net asset value, end of year .......................        $11.78      $11.64     $11.62     $11.06     $11.91    $12.07
                                                      ===================================================================
Total return b .....................................         3.43%       4.86%     10.35%     (1.80)%     4.20%     9.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................      $214,423    $188,642   $146,824   $119,302   $139,756  $108,686
Ratio to average net assets:
 Expenses ..........................................         1.17% c     1.16%      1.16%      1.17%      1.16%     1.16%
 Net investment income .............................         4.32% c     4.53%      4.82%      5.07%      4.73%     4.98%
Portfolio turnover rate ............................         7.62%       9.57%      7.83%     24.61%     13.34%    18.51%



aBased on average shares outstanding effective May 31, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized

FRANKLIN NEW YORK TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                     ADVISOR CLASS
                                                           ----------------------------------
                                                           SIX MONTHS ENDED
                                                           NOVEMBER 30, 2002      YEAR ENDED
                                                              (UNAUDITED)       MAY 31, 2002 C
                                                           ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................     $11.65              $11.68
                                                           ----------------------------------
Income from investment operations:
 Net investment income a ..................................        .29                 .40
 Net realized and unrealized loss .........................        .14                (.08)
                                                           ----------------------------------
Total from investment operations ..........................        .43                 .32
                                                           ----------------------------------
Less distributions from net investment income .............       (.29)               (.35)
                                                           ----------------------------------
Net asset value, end of period ............................     $11.79              $11.65
                                                           ==================================
Total return b ............................................      3.76%               5.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................    $16,257             $14,054
Ratios to average net assets:
 Expenses .................................................       .52% d              .51% d
 Net investment income ....................................      4.97% d             3.42% d
Portfolio turnover rate ...................................      7.62%               9.57%

aBased on average shares outstanding effective May 31, 2000.
bTotal return is not annualized for periods less than one year.
cFor the period October 1, 2001 (effective date) to May 31, 2002.
dAnnualized


22
                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED)


                                                                                  PRINCIPAL
                                                                                   AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.5%
BONDS 96.3%
Albany Housing Authority Limited Obligation Revenue,
Refunding, 6.25%, 10/01/12 .................................................... $ 5,250,000   $ 5,692,943
Albany IDA, Civic Facility Revenue,
   Albany Medical Center Project, 6.00%, 5/01/19 ..............................   1,270,000     1,197,877
   Albany Medical Center Project, 6.00%, 5/01/29 ..............................   1,460,000     1,304,437
   St. Rose Project, Series A, AMBAC Insured, 5.375%, 7/01/31 .................   2,750,000     2,831,345
Albany Parking Authority Revenue,
   Refunding, Series A, 5.625%, 7/15/25 .......................................   1,000,000     1,019,640
   Series A, 5.625%, 7/15/20 ..................................................   1,250,000     1,294,500
Amherst IDA, Civic Facility Revenue, University of
Buffalo Foundation, Faculty Student Housing Corp.,
   Series A, AMBAC Insured, 5.125%, 8/01/20 ...................................   1,410,000     1,446,604
   Series A, AMBAC Insured, 5.25%, 8/01/31 ....................................   5,055,000     5,162,267
   Series B, AMBAC Insured, 5.25%, 8/01/31 ....................................   1,000,000     1,021,220
   Series B, AMBAC Insured, 5.625%, 8/01/20 ...................................   1,690,000     1,823,747
   Series B, AMBAC Insured, 5.75%, 8/01/25 ....................................   3,050,000     3,298,545
   Series B, AMBAC Insured, 5.75%, 8/01/30 ....................................   3,440,000     3,706,531
Auburn IDA, MFR, Auburn Memorial Home, 6.50%, 2/01/34 .........................   5,320,000     5,516,308
Battery Park City Authority Revenue, Refunding, Series A,
5.80%, 11/01/22 ...............................................................  68,795,000    70,320,185
Bethany Retirement Home Inc. Mortgage Loan Revenue,
FHA Insured, 7.50%, 2/01/34 ...................................................   8,160,000     8,794,930
Clinton County COP, Correctional Facilities Project,
8.125%, 8/01/17 ...............................................................   5,375,000     6,947,241
Cortland County IDA, Civic Facility Revenue, Cortland
Memorial Hospital Inc. Project, 6.25%, 7/01/24 ................................   6,400,000     6,550,720
Dutchess County IDA, Civic Facility Revenue, Vassar
College Project, 5.35%, 9/01/40 ...............................................  16,000,000    16,352,160
Franklin County COP, Court House Redevelopment Project,
8.125%, 8/01/06 ...............................................................   3,060,000     3,336,287
Geneva IDA, Civic Facilities Revenue, Colleges of the
Seneca Project, AMBAC Insured,
   5.00%, 9/01/21 .............................................................   2,835,000     2,863,095
   5.125%, 9/01/31 ............................................................   5,045,000     5,058,016
Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 .....................   5,385,000     5,569,759
Guam Power Authority Revenue, Series A, Pre-Refunded,
   6.625%, 10/01/14 ...........................................................   2,900,000     3,213,954
   6.75%, 10/01/24 ............................................................  25,500,000    28,317,750
Hamilton Elderly Housing Corp. Mortgage Revenue,
Hamilton Apartments Project, 11.25%, 1/01/15 ..................................   1,170,000     1,183,911
Ilion Elderly Housing Corp. Mortgage Revenue, Section
8 Housing Assistance Revenue, 7.25%, 7/01/09 ..................................   1,380,000     1,423,415
Long Island Power Authority Electric System Revenue,
   MBIA Insured, 5.75%, 12/01/24 ..............................................  15,060,000    16,130,465
   Refunding, Series A, 5.125%, 1/01/29 .......................................   6,000,000     5,927,460
   Refunding, Series A, 5.75%, 12/01/24 .......................................  15,000,000    15,722,400
   Refunding, Series A, AMBAC Insured, 5.25%, 12/01/26 ........................   5,000,000     5,156,050
   Series A, 5.50%, 12/01/29 ..................................................  17,065,000    17,290,599
   Series A, FSA Insured, 5.00%, 12/01/18 .....................................  10,000,000    10,388,400
   Series A, FSA Insured, 5.125%, 12/01/22 ....................................  28,210,000    28,852,342
   Series A, MBIA Insured, 5.25%, 12/01/26 ....................................   9,000,000     9,280,890
Middleburg Central School District GO, FGIC Insured,
   4.60%, 8/15/17 .............................................................   1,045,000     1,048,177
   4.625%, 8/15/18 ............................................................   1,155,000     1,158,061
   4.625%, 8/15/19 ............................................................   1,210,000     1,200,889
   4.75%, 8/15/20 .............................................................   1,270,000     1,265,403
   4.75%, 8/15/21 .............................................................   1,330,000     1,308,866

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
                                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Monroe County IDAR, Civic Facilities, De Paul Community
Facilities, 6.50%, 2/01/24 ...................................................  $ 1,285,000   $ 1,336,811
Monroe County Water Authority Water Revenue,
   5.15%, 8/01/22 ............................................................    1,000,000     1,015,910
   5.25%, 8/01/36 ............................................................    2,250,000     2,290,793
MTA Commuter Facilities Revenue,
   Series 8, 5.50%, 7/01/21 ..................................................    5,000,000     5,646,000
   Series A, 6.00%, 7/01/24 ..................................................    5,575,000     6,440,184
   Series A, 5.25%, 7/01/28 ..................................................   18,300,000    20,268,165
   Series A, 6.125%, 7/01/29 .................................................    9,625,000    11,189,159
   Series A, FGIC Insured, 5.25%, 7/01/28 ....................................    8,655,000     9,585,845
   Series A, MBIA Insured, Pre-Refunded, 5.625%, 7/01/27 .....................   10,000,000    11,345,800
   Series A, Pre-Refunded, 6.50%, 7/01/24 ....................................   35,620,000    38,826,869
   Series C-1, FGIC Insured, 5.375%, 7/01/27 .................................   19,100,000    21,365,069
   Series R, 5.50%, 7/01/17 ..................................................    2,000,000     2,243,600
MTA New York Dedicated Tax Fund Revenue, Series A,
   FGIC Insured, 6.00%, 4/01/30 ..............................................   27,260,000    31,571,169
   FGIC Insured, 5.00%, 11/15/25 .............................................   22,010,000    21,949,693
   FGIC Insured, 5.00%, 11/15/31 .............................................   34,685,000    34,162,297
   FSA Insured, 5.00%, 4/01/29 ...............................................   25,800,000    27,906,828
   FSA Insured, 5.00%, 11/15/30 ..............................................   36,600,000    36,218,262
   MBIA Insured, Prerefunded, 5.25%, 4/01/26 .................................   20,500,000    22,847,045
   Refunding, Series A, 5.00%, 11/15/30 ......................................   37,000,000    35,861,880
   Refunding, Series A, FSA Insured, 5.00%, 11/15/28 .........................   24,950,000    24,769,861
MTA New York Service Contract Revenue, Series B,
   5.375%, 1/01/30 ...........................................................   50,000,000    50,991,500
   MBIA Insured, 5.00%, 1/01/31 ..............................................   19,750,000    19,456,120
MTA Transit Facilities Revenue, Series A,
   6.00%, 7/01/24 ............................................................    7,000,000     8,086,330
   Pre-Refunded, 5.625%, 7/01/27 .............................................   14,440,000    16,417,558
   6.125%, 7/01/29 ...........................................................   11,595,000    13,479,303
   FSA Insured, Pre-Refunded, 6.10%, 7/01/21 .................................   15,000,000    17,188,050
   FSA Insured, Pre-Refunded, 5.50%, 7/01/22 .................................   16,170,000    18,281,479
   MBIA Insured, Pre-Refunded, 5.625%, 7/01/25 ...............................    8,000,000     9,088,160
MTA Transportation Revenue, Refunding Series A, FGIC
Insured, 5.25%, 11/15/31 .....................................................   49,000,000    49,702,144
Nassau County Tobacco Settlement Corp., Asset Backed,
Series A, 6.50%, 7/15/27 .....................................................   25,000,000    27,019,250
Nassau Health Care Corp. Health System Revenue, Nassau
County Guaranteed, FSA Insured, 5.75%, 8/01/29 ...............................   36,040,000    38,772,913
New York City GO,
   Refunding, Series A, 5.50%, 5/15/24 .......................................   10,000,000    10,169,100
   Refunding, Series A, FSA Insured, 6.00%, 5/15/30 ..........................    6,250,000     6,832,563
   Refunding, Series F, 5.875%, 8/01/24 ......................................    7,000,000     7,296,730
   Refunding, Series H, 6.125%, 8/01/25 ......................................    5,000,000     5,255,650
   Series A, 7.75%, 8/15/14 ..................................................      135,000       137,322
   Series A, 6.25%, 8/01/17 ..................................................    2,675,000     2,926,851
   Series A-1, 6.625%, 8/01/25 ...............................................   13,360,000    15,044,696
   Series A-1, Pre-Refunded, 6.625%, 8/01/25 .................................    3,640,000     4,104,064
   Series B, 7.00%, 2/01/18 ..................................................       25,000        25,358
   Series B, Pre-Refunded, 6.00%, 8/15/26 ....................................      915,000     1,044,802
   Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 ....................    2,000,000     2,198,460

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                PRINCIPAL
                                                                                  AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New York City GO, (cont.)
   Series B, Sub Series B-1, Pre-Refunded, 7.50%, 8/15/20 ....................  $10,000,000  $ 11,075,600
   Series C, 7.00%, 2/01/12 ..................................................      705,000       709,688
   Series C, FSA Insured, 5.125%, 3/15/25 ....................................    6,500,000     6,427,135
   Series C, Sub Series C-1, 7.00%, 8/01/16 ..................................       10,000        10,184
   Series D, 8.00%, 8/01/17 ..................................................        5,000         5,078
   Series D, 7.50%, 2/01/18 ..................................................        5,000         5,083
   Series D, 5.125%, 8/01/19 .................................................    1,985,000     1,953,200
   Series D, 5.25%, 8/01/21 ..................................................   14,500,000    14,329,045
   Series D, 5.50%, 6/01/24 ..................................................   23,945,000    24,352,065
   Series D, FGIC Insured, 5.25%, 8/01/21 ....................................    5,355,000     5,417,546
   Series F, Pre-Refunded, 6.625%, 2/15/25 ...................................   11,240,000    12,461,788
   Series G, 6.00%, 10/15/26 .................................................    9,815,000    10,173,051
   Series G, Pre-Refunded, 6.00%, 10/15/26 ...................................       85,000        98,237
   Series H, 7.20%, 2/01/15 ..................................................        5,000         5,074
   Series H, FSA Insured, 5.375%, 8/01/27 ....................................    8,510,000     8,613,141
   Series H, MBIA Insured, 5.125%, 8/01/25 ...................................    4,000,000     3,954,800
   Series I, 6.25%, 4/15/27 ..................................................    4,430,000     4,712,324
   Series I, Pre-Refunded, 6.25%, 4/15/27 ....................................    5,070,000     5,855,698
   Series K, Pre-Refunded, 6.25%, 4/01/26 ....................................    9,000,000    10,237,770
New York City HDC, MFMR,
   Refunding, Series A, FHA Insured, 6.55%, 10/01/15 .........................   19,450,000    19,931,388
   Series A, FHA Insured, 6.55%, 4/01/18 .....................................   10,000,000    10,247,900
   Series A, FHA Insured, 6.60%, 4/01/30 .....................................   51,500,000    52,716,430
New York City Health and Hospital Corp. Revenue,
Series A, Pre-Refunded, 6.30%, 2/15/20 .......................................   34,635,000    35,661,235
New York City IDA, Civic Facility Revenue,
   College of New Rochelle, 5.80%, 9/01/26 ...................................    1,500,000     1,558,260
   Institute of International Education Inc. Project,
    5.25%, 9/01/21 ...........................................................    1,530,000     1,567,592
   Institute of International Education Inc. Project,
    5.25%, 9/01/31 ...........................................................    5,235,000     5,296,773
   New York Blood Center Inc. Project, Pre-Refunded,
    7.20%, 5/01/12 ...........................................................    4,000,000     4,300,120
   New York Blood Center Inc. Project, Pre-Refunded,
    7.25%, 5/01/22 ...........................................................    7,000,000     7,535,150
   New York University Project, AMBAC Insured, 5.00%,
    7/01/31 ..................................................................    8,000,000     7,891,840
   Staten Island University Hospital Project, Series A,
    6.375%, 7/01/31 ..........................................................    3,995,000     3,996,159
New York City Municipal Water Authority Revenue,
 Refunding, Series E, FGIC Insured, 5.00%, 6/15/26 ...........................   23,780,000    23,746,946
New York City Municipal Water Finance Authority Revenue,
 Series B, 5.00%, 6/15/26 ....................................................   25,000,000    24,760,750
New York City Municipal Water Finance Authority Water
and Sewer System Revenue,
   Refunding, Series E, MBIA Insured, 5.125%, 6/15/31 ........................   34,175,000    34,263,855
   Series A, 5.75%, 6/15/30 ..................................................   41,190,000    44,081,126
   Series A, 5.25%, 6/15/33 ..................................................    7,000,000     7,115,360
   Series A, FGIC Insured, 5.75%, 6/15/31 ....................................   19,315,000    20,783,133
   Series A, FGIC Insured, 5.50%, 6/15/32 ....................................   11,655,000    12,081,690
   Series B, 5.75%, 6/15/26 ..................................................   24,455,000    26,039,684
   Series B, 5.875%, 6/15/26 .................................................    8,750,000     9,793,700
   Series B, 6.00%, 6/15/33 ..................................................    6,040,000     6,957,114
   Series B, 6.10%, 6/15/31 ..................................................   21,005,000    24,330,932
   Series B, FGIC Insured, 5.125%, 6/15/30 ...................................   12,500,000    12,658,750
   Series B, MBIA Insured, 5.50%, 6/15/27 ....................................   32,620,000    34,022,660

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                 PRINCIPAL
                                                                                  AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New York City Municipal Water Finance Authority Water
and Sewer System Revenue, (cont.)
   Series B, Pre-Refunded, 6.10%, 6/15/31 ..................................... $ 3,995,000   $ 4,690,689
   Series B, Pre-Refunded, 6.00%, 6/15/33 .....................................  10,260,000    11,979,473
New York City Transitional Finance Authority Revenue,
Future Tax Secured
   Pre-Refunded, Series A, 5.125%, 8/15/21 ....................................   5,820,000     6,476,147
   Refunding, Series C, 5.50%, 11/01/29 .......................................   1,655,000     1,878,624
   Refunding, Series C, Pre-Refunded, 5.50%, 11/01/29 .........................  12,005,000    13,543,321
   Refunding, Series C-A, 5.50%, 11/01/24 .....................................  16,800,000    17,547,096
   Series A, 5.125%, 8/15/21 ..................................................   9,115,000     9,235,409
   Series A, 5.625%, 2/15/26 ..................................................   1,565,000     1,783,865
   Series A, 5.00%, 8/15/27 ...................................................     770,000       756,017
   Series A, 6.00%, 8/15/29 ...................................................  29,000,000    33,806,750
   Series A, 5.25%, 5/01/31 ...................................................  27,005,000    27,351,474
   Series A, FGIC Insured, 5.00%, 5/01/28 .....................................  16,065,000    15,927,323
   Series A, Pre-Refunded, 5.625%, 2/15/26 ....................................  18,435,000    21,013,135
   Series A, Pre-Refunded, 5.00%, 8/15/27 .....................................  21,145,000    23,413,224
   Series B, 6.00%, 11/15/29 ..................................................  15,000,000    17,523,000
   Series C, 5.50%, 5/01/25 ...................................................   5,570,000     5,789,347
   Series C, 5.00%, 5/01/26 ...................................................   3,680,000     3,619,979
   Series C, 5.00%, 5/01/29 ...................................................   5,215,000     5,102,512
   Series C, MBIA Insured, 4.75%, 5/01/23 .....................................  12,425,000    12,014,478
   Series C, MBIA Insured, 5.00%, 5/01/29 .....................................   2,765,000     2,740,834
   Series C, MBIA Insured, Pre-Refunded, 5.00%, 5/01/29 .......................     870,000       959,175
   Series C, Pre-Refunded, 5.00%, 5/01/26 .....................................     320,000       354,109
   Series C, Pre-Refunded, 5.00%, 5/01/29 .....................................   8,655,000     9,542,138
   Series C, Pre-Refunded, 5.50%, 5/01/25 .....................................   4,430,000     5,010,862
New York City Transportation Authority MTA, COP,
   Triborough COP, Series A, AMBAC Insured, 5.25%, 1/01/29 ....................  79,840,000    81,468,736
New York City Trust Cultural Resources Revenue, Museum
   of Modern Art 2001,Series D, AMBAC Insured,
   5.125%, 7/01/31 ............................................................  15,500,000    15,540,145
New York IDA, Parking Facility Revenue, Royal Chart
   Presbyterian, FSA Insured, 5.25%, 12/15/32 .................................   1,525,000     1,550,529
New York State Commissioner General Services People of
   the State of New York Certificate of Lease Assignment,
   5.70%, 3/01/29 .............................................................  73,263,020    74,366,361
   5.75%, 3/01/29 .............................................................  36,258,832    36,912,216
New York State COP, Hanson Redevelopment Project,
   8.375%, 5/01/08 ............................................................  16,220,000    19,215,023
New York State Dormitory Authority Revenue, 5.00%, 7/01/28 ....................   5,000,000     4,978,350
New York State Dormitory Authority Lease Revenue,
   Court Facilities, 6.00%, 5/15/39 ...........................................  58,245,000    62,719,963
   State University Dormitory Facilities, FGIC Insured,
    5.50%, 7/01/27 ............................................................   2,000,000     2,081,700
   State University Dormitory Facilities, FGIC Insured,
    5.10%, 7/01/31 ............................................................   7,700,000     7,705,005
   State University Dormitory Facilities, 5.00%, 7/01/32 ......................   5,500,000     5,318,445
   State University Dormitory Facilities, Series A,
    6.00%, 7/01/30 ............................................................   5,750,000     6,292,743
   State University Dormitory Facilities, Series B,
    MBIA Insured, 5.125%, 7/01/28 .............................................   4,800,000     4,827,936
   State University Dormitory Facilities, Series C,
    MBIA Insured, 5.50%, 7/01/19 ..............................................   5,090,000     5,426,704
   State University Dormitory Facilities, Series C,
    MBIA Insured, 5.50%, 7/01/29 ..............................................   9,250,000     9,615,098
New York State Dormitory Authority Revenue,
   Bishop Henry B. Hucles Nursing Home, 6.00%, 7/01/24 ........................   2,545,000     2,649,803
   Buena Vida Nursing Home, Series A, 5.25%, 7/01/28 ..........................   4,730,000     4,753,272

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                  AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New York State Dormitory Authority Revenue, (cont.)
   City University Consolidated, FGIC Insured, 5.25%, 7/01/25 ................  $ 4,100,000   $ 4,205,370
   City University Consolidated, Refunding, FGIC Insured,
    5.375%, 7/01/24 ..........................................................   14,300,000    14,641,341
   City University System Consolidated, Second General,
    Refunding, Series A, 6.00%, 7/01/17 ......................................   10,215,000    11,225,059
   City University System Consolidated, Series 1, MBIA Insured,
    5.125%, 7/01/27 ..........................................................    6,680,000     6,717,141
   City University System Consolidated, Series C, 7.50%, 7/01/10 .............   14,900,000    17,822,486
   City University System Consolidated, Series D, 7.00%, 7/01/09 .............    3,430,000     3,906,084
   City University System, Consolidated Fourth General,
    Series A, 5.25%, 7/01/31 .................................................   12,000,000    12,106,680
   City University System, Consolidated Fourth General,
    Series A, FGIC Insured, 5.25%, 7/01/30 ...................................   20,705,000    21,079,553
   City University System Consolidated, Third General,
    Refunding, Series A, 6.00%, 7/01/16 ......................................   23,185,000    25,477,533
   City University System, Consolidated Third General,
    Series 1, FSA Insured, 5.50%, 7/01/29 ....................................   38,375,000    39,889,661
   City University System, FSA Insured, 5.375%, 7/01/24 ......................    5,000,000     5,122,350
   City University System, Refunding, Series U, 6.375%, 7/01/08 ..............    1,140,000     1,166,528
   City University System, Series 2, 6.00%, 7/01/26 ..........................    6,020,000     6,540,610
   City University System, Third General, 6.00%, 7/01/20 .....................   13,000,000    14,382,160
   City University System, Third General, Residence 2,
    6.20%, 7/01/22 ...........................................................    8,565,000     9,532,845
   City University System, Third General, Residence 2,
    Pre-Refunded, 6.20%, 7/01/22 .............................................   19,990,000    22,936,726
   Concord Nursing Home Inc., 6.50%, 7/01/29 .................................    2,500,000     2,705,125
   Department of Health, 6.625%, 7/01/15 .....................................      760,000       846,876
   Department of Health, 6.20%, 7/01/17 ......................................    7,650,000     8,246,318
   Department of Health, Pre-Refunded, 6.625%, 7/01/15 .......................    4,595,000     5,201,770
   Department of Health, Rosewell Park Cancer Center,
    Pre-Refunded, 6.625%, 7/01/24 ............................................    9,175,000    10,411,515
   FGIC Insured, 5.125%, 5/15/31 .............................................   45,000,000    49,745,700
  bFHA, Insured Mortgage, St. Barnabas, Series A,
   AMBAC Insured, 5.00%, 2/01/31 .............................................    5,500,000     5,425,970
  bFHA, Insured Mortgage, St. Barnabas, Series A, AMBAC
   Insured, 5.125%, 2/01/22 ..................................................    4,000,000     4,056,040
   Good Samaritan Hospital Medical Center, Series A, MBIA
    Insured, 5.50%, 7/01/24 ..................................................    5,000,000     5,194,500
   Heritage House Nursing Center, 7.00%, 8/01/31 .............................    2,235,000     2,272,906
   Insured, Fordham University, FGIC Insured, 5.00%, 7/01/27 .................    6,020,000     6,047,030
   Insured, Fordham University, FGIC Insured, 5.00%, 7/01/32 .................    5,235,000     5,202,752
   Interfaith Medical Center, Series D, 5.40%, 2/15/28 .......................   14,000,000    14,173,600
   Ithaca College, AMBAC Insured, 5.25%, 7/01/26 .............................    2,000,000     2,044,500
   Long Island University, Asset Guaranteed, 5.125%, 9/01/23 .................    1,800,000     1,791,882
   Long Island University, Asset Guaranteed, 5.25%, 9/01/28 ..................    1,500,000     1,515,585
   Long Island University, Pre-Refunded, 6.25%, 9/01/23 ......................    5,495,000     6,212,537
   Mental Health Services Facilities Improvement, Series B,
    MBIA Insured, 6.00%, 2/15/25 .............................................    6,100,000     6,648,939
   Mental Health Services Facilities Improvement, Series B,
    MBIA Insured, 6.00%, 2/15/30 .............................................    4,865,000     5,287,233
   Mental Health Services Facilities Improvement, Series B,
    MBIA Insured, 5.25%, 8/15/31 .............................................   10,000,000    10,145,600
   Mental Health Services Facilities Improvement, Series D,
    MBIA Insured, 5.00%, 8/15/17 .............................................   23,000,000    23,831,450
   Mental Health Services Facilities Improvement, Series D,
    FSA Insured, 5.50%, 2/15/21 ..............................................    1,135,000     1,191,500
   Mental Health Services Facilities Improvement, Series D,
    FSA Insured, 5.50%, 8/15/21 ..............................................    2,315,000     2,430,241
   Mental Health Services Facilities Improvement, Series D,
    FSA Insured, 5.25%, 8/15/30 ..............................................    5,000,000     5,088,250
   Mental Health Services Facilities, Refunding, 6.00%, 8/15/21 ..............    1,785,000     1,934,440
   Mental Health Services Facilities, Series A, 5.75%, 8/15/22 ...............    1,390,000     1,461,474
   Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ...............    9,370,000     9,836,439
   Mental Health Services, Series B, 5.75%, 8/15/12 ..........................    2,155,000     2,363,001
   Mental Health Services, Series B, Pre-Refunded, 5.75%, 8/15/12 ............       10,000        11,347
   New School University, MBIA Insured, 5.00%, 7/01/31 .......................    2,500,000     2,466,200

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                 PRINCIPAL
                                                                                   AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New York State Dormitory Authority Revenue, (cont.)
   New York Hospital Medical Center, AMBAC Insured,
    5.60%, 2/15/39 ............................................................ $ 4,900,000   $ 5,083,407
   New York University, Series 2, AMBAC Insured, 5.00%, 7/01/26 ...............   3,500,000     3,499,860
   New York University, Series 2, AMBAC Insured, 5.00%, 7/01/31 ...............   5,000,000     4,932,400
   Nursing Home, Arden Hill, FHA Insured, Pre-Refunded, 5.85%,
    8/01/26 ...................................................................   4,505,000     5,057,538
   Nursing Home, Center for Nursing, FHA Insured, 5.55%, 8/01/37 ..............   8,435,000     8,634,910
   Nursing Home, St. John's Health Care Corp., Refunding,
    FHA Insured, 6.25%, 2/01/36 ...............................................  33,490,000    35,350,035
   Nursing Home, Wesley Garden, FHA Insured, 6.125%, 8/01/35 ..................   2,000,000     2,203,020
   Our Lady of Mercy, Mortgage Revenue, FHA Insured,
    6.30%, 8/01/32 ............................................................   5,640,000     5,770,058
   Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ...................   2,000,000     2,137,460
   Rockefeller University, Series A1, 5.00%, 7/01/32 ..........................  11,500,000    11,481,945
   School District Financing Program, Series A, MBIA
    Insured, 5.00%, 4/01/31 ...................................................   9,500,000     9,371,750
   Second Hospital, St. Clare's Hospital, Series B,
    5.40%, 2/15/25 ............................................................   6,500,000     6,600,100
   St. Agnes Hospital, Series A, 5.40%, 2/15/25 ...............................   2,000,000     2,030,800
   St. Francis Hospital, Series A, MBIA Insured, 5.50%, 7/01/29 ...............   1,000,000     1,033,070
   St. Johns University, MBIA Insured, 5.25%, 7/01/25 .........................   5,770,000     5,985,625
   St. Johns University, Series A, MBIA Insured, 5.25%, 7/01/25 ...............   5,310,000     5,475,035
   St. Lukes Home Residential Health, Series A, FHA Insured,
    6.375%, 8/01/35 ...........................................................   5,200,000     5,636,228
   State Rehabilitation Association, Series A, AMBAC Insured, 5.00%, 7/01/23 ..   1,725,000     1,733,384
   State University Adult Facility, Series B, 5.375%, 5/15/23 .................   9,500,000    10,712,105
   State University Educational Facilities, 5.125%, 5/15/21 ...................  12,090,000    12,165,442
   State University Educational Facilities, Pre-Refunded,
    5.125%, 5/15/21 ...........................................................   2,910,000     3,240,227
   State University Educational Facilities, Refunding,
    5.00%, 5/15/17 ............................................................   3,600,000     3,667,392
   Teachers College, MBIA Insured, 5.00%, 7/01/22 .............................   2,885,000     2,900,146
   Teachers College, MBIA Insured, 5.00%, 7/01/32 .............................   6,000,000     5,917,680
   The Highlands Living, FHA Insured, 6.60%, 2/01/34 ..........................   3,535,000     3,714,825
   Upstate Community Colleges, Series A, 5.00%, 7/01/19 .......................   7,230,000     7,320,230
   Upstate Community Colleges, Series A, 6.00%, 7/01/22 .......................   7,000,000     7,638,050
   Upstate Community Colleges, Series A, 5.00%, 7/01/27 .......................   3,720,000     3,622,313
   Upstate Community Colleges, Series A, 5.00%, 7/01/28 .......................  25,675,000    24,952,249
   Upstate Community Colleges, Series A, 5.00%, 7/01/31 .......................   7,365,000     7,125,490
   Upstate Community Colleges, Series A, Pre-Refunded,
    6.125%, 7/01/27 ...........................................................  11,845,000    13,761,284
   W.K. Nursing Home Corp, FHA Insured, 6.05%, 2/01/26 ........................   6,800,000     7,086,416
New York State Energy Research and Development Authority
Electric Facilities Revenue, Consolidated Edison
   Project, Refunding, Series A, 6.10%, 8/15/20 ...............................  11,820,000    12,440,905
New York State Energy Research and Development Authority PCR,
Niagara Mohawk Power Project, Refunding,
   Series A, AMBAC Insured, 5.15%, 11/01/25 ...................................  20,000,000    20,206,000
New York State Environmental Facilities Corp. PCR, State
Water, Series E,
   6.875%, 6/15/14 ............................................................   1,190,000     1,289,960
   Pre-Refunded, 6.875%, 6/15/14 ..............................................   1,810,000     1,979,398
New York State Environmental Facilities Corp. State Clean
Water and Drinking Revenue, Revolving Funds,
   Pooled Financing, Series B, 5.25%, 5/15/31 .................................   9,595,000     9,731,921
   Series C, 5.25%, 6/15/31 ...................................................  37,600,000    38,141,440
New York State Government Assistance Corp., Refunding,
   Series B, MBIA Insured, 4.875%, 4/01/20 ....................................   4,080,000     4,090,934
New York State HFA, Service Contract Obligation Revenue,
   6.375%, 9/15/15 ............................................................     570,000       636,793
   Refunding, Series C, 6.125%, 3/15/20 .......................................  91,910,000    96,690,239

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)


                                                                                   PRINCIPAL
                                                                                    AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New York State HFA, Service Contract Obligation Revenue, (cont.)
   Refunding, Series C, 6.00%, 9/15/21 ........................................ $19,310,000  $ 20,234,949
   Series A, 5.50%, 9/15/22 ...................................................   3,000,000     3,076,350
   Series A, 6.50%, 3/15/24 ...................................................     330,000       359,878
   Series A, 6.50%, 3/15/25 ...................................................     860,000       963,140
   Series A, 6.00%, 3/15/26 ...................................................  16,725,000    18,224,062
   Series A, Pre-Refunded, 6.375%, 9/15/15 ....................................   4,430,000     5,144,559
   Series A, Pre-Refunded, 6.50%, 3/15/24 .....................................  28,000,000    30,926,560
   Series A, Pre-Refunded, 6.50%, 3/15/25 .....................................  10,410,000    11,870,523
   Series C, 6.30%, 3/15/22 ...................................................   1,950,000     1,994,792
   Series C, 5.50%, 3/15/25 ...................................................  17,015,000    17,567,307
   Series C, Pre-Refunded, 6.125%, 3/15/20 ....................................   7,850,000     8,295,252
New York State HFAR,
   Children's Rescue Fund Housing, Series A, 7.625%, 5/01/18 ..................   5,105,000     5,160,185
   Health Facilities of New York City, Refunding, Series A,
    6.00%, 11/01/08 ...........................................................   2,400,000     2,625,528
   Health Facilities of New York City, Series A, 6.00%, 5/01/07 ...............  11,200,000    12,343,968
   Housing Project Mortgage, Refunding, Series A, FSA Insured,
    6.10%, 11/01/15 ...........................................................  25,650,000    27,797,418
   Housing Project Mortgage, Refunding, Series A, FSA Insured,
    6.125%, 11/01/20 ..........................................................  31,145,000    33,781,424
   MFHR, Second Mortgage, Series A, 7.00%, 8/15/23 ............................   4,215,000     4,257,403
   MFHR, Second Mortgage, Series C, 6.60%, 8/15/27 ............................   5,500,000     5,690,520
   MFHR, Second Mortgage, Series D, 6.25%, 8/15/23 ............................   2,500,000     2,543,025
   MFHR, Second Mortgage, Series E, 6.75%, 8/15/25 ............................   6,475,000     6,585,269
   MFMR, Refunding, Series C, FHA Insured, 6.45%, 8/15/14 .....................   1,000,000     1,007,940
   MFMR, Series A, FHA Insured, 7.00%, 8/15/22 ................................   4,680,000     4,758,998
   MFMR, Series B, AMBAC Insured, 6.25%, 8/15/14 ..............................   2,710,000     2,845,825
   MFMR, Series B, AMBAC Insured, 6.35%, 8/15/23 ..............................  33,830,000    35,172,036
   MFMR, Series C, FHA Insured, 6.50%, 8/15/24 ................................   6,870,000     6,987,065
New York State Local Government Assistance Corp. Revenue
    Series A, 6.00%, 4/01/24 ..................................................  11,200,000    12,149,648
New York State Medical Care Facilities Finance Agency Revenue,
   Beth Israel Medical Center Project, Refunding, Series A,
    7.20%, 11/01/14 ...........................................................   9,145,000     8,588,893
   Hospital and Nursing Home, Mortgage Revenue, Refunding,
    Series A, FHA Insured, 6.20%, 2/15/23 .....................................   5,050,000     5,198,672
   Hospital and Nursing Home, Mortgage Revenue, Refunding,
    Series B, FHA Insured, 6.25%, 2/15/25 .....................................   2,635,000     2,840,794
   Hospital and Nursing Home, Mortgage Revenue, Refunding,
    Series B, FHA Insured, 6.25%, 2/15/35 .....................................   4,745,000     4,981,728
   Hospital and Nursing Home, Mortgage Revenue, Refunding,
    Series C, FHA Insured, 6.375%, 8/15/29 ....................................  63,365,000    68,375,904
   Hospital and Nursing Home, Mortgage Revenue, Series A,
    FHA Insured, 6.30%, 8/15/23 ...............................................   9,000,000     9,201,060
   Hospital and Nursing Home, Mortgage Revenue, Series A,
    FHA Insured, 6.25%, 2/15/27 ...............................................  12,235,000    12,656,129
   Hospital and Nursing Home, Mortgage Revenue, Series A,
    FHA Insured, 6.20%, 2/15/28 ...............................................  26,910,000    28,523,524
   Hospital and Nursing Home, Mortgage Revenue, Series A,
    FHA Insured, 6.375%, 8/15/33 ..............................................   7,940,000     8,116,903
   Hospital and Nursing Home, Mortgage Revenue, Series A,
    FHA Insured, 6.50%, 2/15/34 ...............................................  10,090,000    10,623,761
   Hospital and Nursing Home, Mortgage Revenue, Series C,
    FHA Insured, 6.20%, 8/15/23 ...............................................  21,540,000    22,647,802
   Hospital and Nursing Home, Mortgage Revenue, Series C,
    FHA Insured, 9.00%, 2/15/26 ...............................................   1,795,000     1,816,737
   Hospital and Nursing Home, Mortgage Revenue, Series D,
    FHA Insured, Pre-Refunded, 6.45%, 2/15/32 .................................  55,500,000    57,161,115
   Hospital and Nursing, Series B, FHA Insured, 6.95%, 2/15/32 ................  19,915,000    20,230,653
   Hospital and Nursing, Series C, FHA Insured, 6.65%, 8/15/32 ................   2,820,000     2,862,779
   Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded,
    6.80%, 8/15/24 ............................................................   3,200,000     3,590,464
   Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded,
    6.50%, 8/15/29 ............................................................   5,125,000     5,717,450
   Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded,
    6.90%, 8/15/34 ............................................................  31,210,000    35,085,034


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                  AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New York State Medical Care Facilities Finance Agency Revenue, (cont.)
   Huntington Hospital Mortgage, Project A, Refunding,
    6.50%, 11/01/14 ........................................................... $ 5,500,000   $ 6,085,640
   Medina Memorial Hospital Project, Series A, 7.30%, 5/01/11 .................   2,170,000     2,199,772
   Mortgage Revenue Project, Series A, FHA Insured, 6.50%,
    2/15/35 ...................................................................   3,800,000     4,072,308
   Mortgage Revenue Project, Series B, 6.60%, 8/15/34 .........................  23,775,000    25,307,537
   Mortgage Revenue Project, Series B, FHA Insured,
    6.15%, 2/15/35 ............................................................   2,200,000     2,337,280
   Mortgage Revenue Project, Series C, FHA Insured,
    6.375%, 8/15/29 ...........................................................  10,200,000    10,727,238
   Mortgage Revenue Project, Series D, FHA Insured,
    6.20%, 2/15/35 ............................................................   6,250,000     6,768,813
   Mortgage Revenue Project, Series E, FHA Insured,
    6.375%, 2/15/35 ...........................................................  13,200,000    14,020,380
   Mortgage Revenue Project, Series F, FHA Insured,
    Pre-Refunded, 6.30%, 8/15/25 ..............................................  16,400,000    18,557,584
   Mortgage Revenue Project, Series F, FHA Insured,
    Pre-Refunded, 6.375%, 8/15/34 .............................................  21,050,000    23,860,596
   Second Mortgage, Health Care Project Revenue, Series B,
    6.35%, 11/01/14 ...........................................................   1,410,000     1,437,340
   Secured Hospital Revenue, Series A, 6.25%, 2/15/24 .........................  16,770,000    17,361,143
   Security Mortgage Program Revenue, Adult Day Care,
    6.375%, 11/15/20 ..........................................................  18,930,000    20,074,319
   Series A, FHA Insured, 6.125%, 2/15/15 .....................................   5,235,000     5,541,876
   Series A, FHA Insured, 7.45%, 8/15/31 ......................................  16,430,000    16,704,381
   Series A, FHA Insured, Pre-Refunded, 6.125%, 2/15/15 .......................   1,180,000     1,293,032
   Series D, FHA Insured, Pre-Refunded, 6.60%, 2/15/31 ........................  13,375,000    13,779,193
   Series A, Pre-Refunded, 6.375%, 8/15/24 ....................................   5,765,000     6,333,083
   Series A, Pre-Refunded, 6.45%, 8/15/34 .....................................  36,650,000    40,307,304
New York State Mortgage Agency Revenue,
   Homeowners Mortgage, Series 37-A, 6.375%, 10/01/14 .........................   6,225,000     6,465,845
   Homeowners Mortgage, Series 37-A, 6.45%, 10/01/17 ..........................   4,810,000     4,948,913
   Homeowners Mortgage, Series 43, MBIA Insured, 6.45%, 10/01/17 ..............   3,725,000     3,841,667
   Homeowners Mortgage, Series 47, 6.375%, 10/01/17 ...........................  26,780,000    27,816,922
   Homeowners Mortgage, Series 51, 6.40%, 10/01/17 ............................   9,945,000    10,367,762
   Homeowners Mortgage, Series 57, 6.25%, 10/01/15 ............................  10,000,000    10,517,900
   Homeowners Mortgage, Series 57, 6.30%, 10/01/17 ............................   7,330,000     7,665,054
   Homeowners Mortgage, Series 57, 6.375%, 10/01/27 ...........................   8,590,000     8,917,021
   Homeowners Mortgage, Series 61, 5.90%, 4/01/27 .............................   4,040,000     4,151,666
   Series 29-B, 6.45%, 4/01/15 ................................................  17,250,000    17,646,750
New York State MTA Revenue, Refunding, AMBAC Insured,
   5.25%, 7/01/31 .............................................................  50,000,000    50,787,500
New York State Municipal Bond Bank Agency Program Revenue,
 Buffalo, Series A, AMBAC Insured,
   5.25%, 5/15/31 .............................................................   4,145,000     4,218,408
New York State Power Authority Revenue, Series A, 5.25%,
   11/15/30 ...................................................................   2,000,000     2,032,400
   11/15/40 ...................................................................   9,000,000     9,110,520
New York State Thruway Authority Highway and Bridge Trust Fund,
 Refunding, Series C, AMBAC Insured, 5.00%,
   4/01/19 ....................................................................  20,000,000    20,508,200
   4/01/20 ....................................................................  18,835,000    19,156,702
New York State Thruway Authority Revenue, State Personal
   Income Tax, Transportation, Series A, 5.00%, 3/15/22 .......................  14,270,000    14,279,418
New York State Thruway Authority Service Contract Revenue,
   Local Highway and Bridge,
   5.75%, 4/01/19 .............................................................  30,000,000    32,492,400
   AMBAC Insured, 5.375%, 4/01/19 .............................................  10,555,000    11,144,708
   Pre-Refunded, 6.25%, 4/01/14 ...............................................  23,970,000    26,735,898

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                 PRINCIPAL
                                                                                  AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New York State Tollway Authority General Revenue,
   Refunding, Series E, FGIC Insured, 5.00%, 1/01/25 .......................... $ 6,500,000   $ 6,499,740
   Series D, 5.25%, 1/01/21 ...................................................  41,675,000    42,563,511
   Series D, 5.375%, 1/01/27 ..................................................  10,975,000    11,199,439
New York State Tollway Authority Highway and Bridge
Trust Fund Revenue,
   Series A, FGIC Insured, 5.00%, 4/01/17 .....................................   9,000,000     9,290,070
   Series A, FGIC Insured, 5.00%, 4/01/20 .....................................   2,500,000     2,540,825
   Series A, FGIC Insured, 5.00%, 4/01/21 .....................................   2,500,000     2,525,825
   Series B, MBIA Insured, 4.75%, 4/01/18 .....................................  12,465,000    12,634,773
   Series B, MBIA Insured, 4.875%, 4/01/19 ....................................  10,290,000    10,447,952
   Series B, MBIA Insured, 4.90%, 4/01/20 .....................................  10,000,000    10,092,100
   Series B-1, FGIC Insured, 5.75%, 4/01/15 ...................................   2,000,000     2,225,740
   Series B-1, FGIC Insured, 5.75%, 4/01/16 ...................................   2,000,000     2,199,060
New York State Urban Development Corp. Revenue,
   Cornell Center Project, 6.00%, 1/01/14 .....................................   4,500,000     4,603,455
   Correctional Capital Facilities, Series 7, 5.70%, 1/01/16 ..................   3,000,000     3,262,290
   Correctional Capital Facilities, Series 7, 5.70%, 1/01/27 ..................  10,000,000    10,495,800
   Correctional Facilities Service Contract, Series A,
    5.00%, 1/01/28 ............................................................  14,000,000    13,514,480
   Correctional Facilities Service Contract, Series A,
    MBIA Insured, 5.00%, 1/01/18 ..............................................  12,000,000    12,315,840
   Correctional Facilities Service Contract, Series B,
    5.00%, 1/01/25 ............................................................  21,055,000    20,478,093
   Correctional Facilities Service Contract, Series C,
    AMBAC Insured, 6.00%, 1/01/29 .............................................  34,135,000    37,241,285
   Correctional Facilities Service Contract, Series D,
    FSA Insured, 5.25%, 1/01/30 ...............................................  10,000,000    10,190,600
   Onondaga County Convention Project, Refunding, 6.25%,
    1/01/20 ...................................................................  28,325,000    31,304,790
   Personal Income Tax, State Facilities, Series A, 5.25%,
    3/15/32 ...................................................................  20,000,000    20,351,200
   Youth Facilities, 6.00%, 4/01/15 ...........................................   8,500,000     9,299,510
Niagara Falls City School District COP, High School
 Facilities, 5.375%, 6/15/28 ..................................................   5,000,000     5,047,650
Oneida-Herkimer Solid Waste Management Authority Solid
Waste Systems Revenue,
   6.50%, 4/01/03 .............................................................   2,075,000     2,109,134
   6.75%, 4/01/14 .............................................................     655,000       671,604
   Pre-Refunded, 6.75%, 4/01/14 ...............................................  20,100,000    20,846,916
   Refunding, 6.65%, 4/01/05 ..................................................   1,115,000     1,156,077
Otsego County IDA, Civic Facility Revenue, Hartwick College
 Project, Series A, 5.50%, 7/01/19 ............................................   3,400,000     3,833,942
Port Authority of New York and New Jersey Revenue, Delta
 Air Lines Special Project, Series 1, 6.95%, 6/01/08 ..........................  17,000,000    16,075,200
Puerto Rico Commonwealth Highway and Transportation
Authority Revenue, Series Y,
   5.00%, 7/01/36 .............................................................   4,000,000     3,873,440
   5.50%, 7/01/36 .............................................................  10,000,000    10,298,900
Puerto Rico Commonwealth Highway and Transportation Authority
Transportation Revenue, Series A,
   5.00%, 7/01/38 .............................................................  12,000,000    11,537,160
Puerto Rico Commonwealth Urban Renewal and Housing Corp.
Revenue, Commonwealth Appropriation,
Refunding, 7.875%, 10/01/04 ...................................................   2,805,000     2,823,036
Puerto Rico Industrial Medical and Environmental Pollution
Control Facilities Financing Authority Revenue,
Special Facilities, American Airlines Project, Series A,
   6.45%, 12/01/25 ............................................................  21,015,000     9,458,011
Puerto Rico Municipal Finance Agency Revenue, Series A,
 Pre-Refunded, 6.50%, 7/01/19 .................................................  11,000,000    11,984,830
Puerto Rico Public Finance Corp. Revenue, Commonwealth
 Appropriation, Series A, MBIA Insured,
   5.00%, 8/01/31 .............................................................   4,000,000     4,005,320
Rensselaer Municipal Leasing Corp. Leasehold Mortgage
 Revenue, Rensselaer County Nursing Home,
   Series A, 6.90%, 6/01/24 ...................................................  10,000,000    10,354,600
   Series B, 6.90%, 6/01/24 ...................................................   3,345,000     3,463,614

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                 PRINCIPAL
                                                                                  AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
St. Lawrence County IDA, Civic Facility Revenue, Clarkson
 University Project, Series A, 5.50%, 7/01/29 ................................. $ 6,000,000   $ 6,065,100
Suffolk County Judicial Facilities Agency Service Agreement
 Revenue, John P. Cohalan Complex, AMBAC Insured,
   5.00%, 4/15/16 .............................................................   2,720,000     2,832,526
Sunnybrook Elderly Housing Corp. Mortgage Revenue, Sunnybrook
 Apartments Project, 11.25%, 12/01/14 .........................................   1,145,000     1,226,753
Syracuse IDA, Civic Facility Revenue, Crouse Health
Hospital Inc., Project A,
   5.25%, 1/01/16 .............................................................   4,000,000     2,000,000
   5.375%, 1/01/23 ............................................................   4,760,000     2,380,000
Tompkins County IDAR, Civic Facility, Cornell University,
   5.75%, 7/01/30 .............................................................   7,510,000     8,650,844
Triborough Bridge and Tunnel Authority New York Revenues,
 General Purpose,
   MBIA Insured, 5.00%, 11/15/26 ..............................................  10,000,000     9,958,200
   MBIA Insured, 5.20%, 1/01/27 ...............................................   4,110,000     4,261,536
   Series A, 5.00%, 1/01/27 ...................................................  42,500,000    41,912,650
   Series A, 5.125%, 1/01/31 ..................................................  24,310,000    24,291,038
   Series A, 5.00%, 1/01/32 ...................................................  40,450,000    39,658,394
   Series B, 5.20%, 1/01/27 ...................................................  15,000,000    15,553,050
   Series B, 5.50%, 1/01/30 ...................................................  32,185,000    34,559,287
   Series B, 5.00%, 11/15/24 ..................................................  16,000,000    15,852,160
   Series B, 5.00%, 11/15/25 ..................................................  33,810,000    33,444,852
   Series B, 5.125%, 11/15/29 .................................................  17,175,000    17,181,183
TSASC Inc. New York Revenue, Tobacco Flexible Amortization
Bonds, Series 1, 6.25%,
   7/15/27 ....................................................................  35,000,000    36,502,200
   7/15/34 ....................................................................  40,000,000    42,046,000
Ulster County Resource Recovery Agency Solid Waste System
 Revenue, 6.00%, 3/01/14 ......................................................   8,620,000     8,819,122
Utica IDA, Civic Facility Revenue, Munson Williams Proctor Institute,
   5.40%, 7/15/30 .............................................................   1,000,000     1,026,340
   5.50%, 7/15/29 .............................................................   9,915,000    10,293,059
Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding,
Series A, 5.50%,
   10/01/15 ...................................................................   2,500,000     2,563,675
   10/01/18 ...................................................................   2,500,000     2,525,100
Warren and Washington Counties IDAR, Adirondack Resource
Recovery Project, Refunding, Series A, 7.90%,
   12/15/07 ...................................................................  27,410,000    27,417,401
Yonkers GO, Series A, 9.20%,
   2/01/03 ....................................................................   1,090,000     1,102,677
   2/01/04 ....................................................................   1,095,000     1,186,235
   2/01/05 ....................................................................   1,095,000     1,244,424
                                                                                            -------------
TOTAL BONDS (COST $4,627,190,039)                                                           4,908,671,124
                                                                                            -------------
ZERO COUPON/STEP-UP BONDS 2.2%
MTA Service Contract Revenue,
   Commuter Facilities, Refunding, Series 7,07/01/2010 ........................   7,500,000     5,551,950
   Commuter Facilities, Refunding, Series 7,07/01/2011 ........................   7,590,000     5,305,410
   Commuter Facilities, Refunding, Series 7,07/01/2013 ........................   2,065,000     1,297,894
   Transit Facilities, Refunding, Series 7,07/01/2009 .........................  13,125,000    10,247,344
   Transit Facilities, Refunding, Series 7,07/01/2010 .........................   9,000,000     6,662,340
   Transit Facilities, Refunding, Series 7,07/01/2012 .........................  15,380,000    10,214,781
   Transit Facilities, Refunding, Series 7,07/01/2013 .........................   7,935,000     4,987,306


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
                                                                                    AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 ZERO COUPON/STEP-UP BONDS (CONT.)
 New York City GO,
    Capital Appreciation, Series A-2, 8/01/2010 ................................ $ 2,690,000   $ 1,947,829
    Citysavers, Series B, 8/01/2009 ............................................   8,875,000     6,817,775
    Citysavers, Series B, 6/01/2012 ............................................   1,030,000       672,642
    Citysavers, Series B, 12/01/2012 ...........................................   1,030,000       657,707
    Citysavers, Series B, 6/01/2013 ............................................   1,030,000       633,944
    Citysavers, Series B, 12/01/2013 ...........................................   1,030,000       619,452
    Citysavers, Series B, 6/01/2014 ............................................   1,030,000       595,845
    Citysavers, Series B, 12/01/2014 ...........................................   1,030,000       581,826
    Citysavers, Series B, 6/01/2015 ............................................   1,030,000       562,617
    Citysavers, Series B, 12/01/2015 ...........................................   1,030,000       549,165
    Citysavers, Series B, 6/01/2016 ............................................   1,030,000       525,547
    Citysavers, Series B, 12/01/2016 ...........................................   1,030,000       512,610
    Citysavers, Series B, 6/01/2017 ............................................   1,030,000       494,359
    Citysavers, Series B, 12/01/2017 ...........................................   1,030,000       481,999
    Citysavers, Series B, 6/01/2018 ............................................   1,030,000       464,303
    Citysavers, Series B, 12/01/2018 ...........................................   1,005,000       441,527
    Citysavers, Series B, 6/01/2019 ............................................   1,030,000       433,300
    Citysavers, Series B, 12/01/2019 ...........................................   1,030,000       422,073
    Citysavers, Series B, 6/01/2020 ............................................  10,000,000     3,924,200
 Orangetown Housing Authority Facilities Revenue, Senior
 Housing Center Project, Refunding,
  MBIA Insured,4/01/30 .........................................................  21,170,000     4,485,711
 Triborough Bridge and Tunnel Authority Revenue, Convention
  Center Project, Series E,1/01/12 .............................................  21,625,000    14,452,853
 Westchester Tobacco Asset Securitization Corp. Revenue, Capital Appreciation,
    zero cpn. to 7/15/02, 6.75% therafter, 7/15/29 .............................  15,000,000    16,408,350
    zero cpn. to 7/15/09, 6.95% therafter, 7/15/39 .............................  18,000,000    13,021,560
                                                                                            --------------
 TOTAL ZERO COUPON/STEP-UP BONDS (COST $96,114,348) ............................               113,974,219
                                                                                            --------------
 TOTAL LONG TERM INVESTMENTS (COST $4,723,304,387)                                           5,022,645,343
aSHORT TERM INVESTMENTS .2%
 Long Island Power Authority Electric Systems Revenue,
  Sub Series 2, Daily VRDN and Put, .90%, 5/01/33 ..............................   7,600,000     7,600,000
 New York City GO, Series B, Sub Series B-6, MBIA Insured,
  Daily VRDN and Put, 1.00%, 8/15/05 ...........................................     300,000       300,000
                                                                                            --------------
 TOTAL SHORT TERM INVESTMENTS (COST $7,900,000) ................................                 7,900,000
                                                                                            --------------
 TOTAL INVESTMENTS (COST $4,731,204,387) 98.7% .................................             5,030,545,343
 OTHER ASSETS, LESS LIABILITIES 1.3% ...........................................                64,377,394
                                                                                            --------------
 NET ASSETS 100.0% .............................................................            $5,094,922,737
                                                                                            ==============


See glossary of terms on page 34.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)



GLOSSARY OF TERMS
--------------------------------------------------------------------------------
AMBAC    -   American Municipal Bond Assurance Corp.
COP      -   Certificate of Participation
FGIC     -   Financial Guaranty Insurance Co.
FHA      -   Federal Housing Authority/Agency
FSA      -   Financial Security Assistance
GO       -   General Obligation
HDC      -   Housing Development Corp.
HFA      -   Housing Finance Authority/Agency
HFAR     -   Housing Finance Authority/Agency Revenue
IDA      -   Industrial Development Authority/Agency
IDAR     -   Industrial Development Authority Revenue
MBIA     -   Municipal Bond Investors Assurance Corp.
MFHR     -   Multi-Family Housing Revenue
MFMR     -   Multi-Family Mortgage Revenue
MFR      -   Multi-Family Revenue
MTA      -   Metropolitan Transportation Authority
PCR      -   Pollution Control Revenue
PFAR     -   Public Financing Authority Revenue
VRDN     -   Variable Rate Demand Notes

FRANKLIN NEW YORK TAX-FREE INCOME FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2002 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ...............................................................................     $4,731,204,387
                                                                                           ==============
  Value ..............................................................................      5,030,545,343
 Cash ................................................................................             60,402
 Receivables:
  Capital shares sold ................................................................          6,548,883
  Interest ...........................................................................         79,169,417
                                                                                           --------------
      Total assets ...................................................................      5,116,324,045
                                                                                           --------------
Liabilities:
 Payables:
  Investment securities purchased ....................................................          9,594,580
  Capital shares redeemed ............................................................          6,047,533
  Affiliates .........................................................................          2,924,177
  Shareholders .......................................................................          2,693,585
 Other liabilities ...................................................................            141,433
                                                                                           --------------
      Total liabilities ..............................................................         21,401,308
                                                                                           --------------
       Net assets, at value ..........................................................     $5,094,922,737
                                                                                           ==============
Net assets consist of:
 Undistributed net investment income .................................................        $ 1,516,151
 Net unrealized appreciation .........................................................        299,340,956
 Accumulated net realized loss .......................................................        (21,608,608)
 Capital shares ......................................................................      4,815,674,238
                                                                                           --------------
       Net assets, at value ..........................................................     $5,094,922,737
                                                                                           ==============


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
NOVEMBER 30, 2002 (UNAUDITED)


CLASS A:
 Net assets, at value ...................................................................  $4,665,607,633
                                                                                           ==============
 Shares outstanding .....................................................................     395,922,764
                                                                                           ==============
 Net asset value per share* .............................................................          $11.78
                                                                                           ==============
 Maximum offering price per share (net asset value per share / 95.75%) ..................          $12.30
                                                                                           ==============
CLASS B:
 Net assets, at value ...................................................................  $  198,635,491
                                                                                           ==============
 Shares outstanding .....................................................................      16,886,109
                                                                                           ==============
 Net asset value and maximum offering price per share* ..................................          $11.76
                                                                                           ==============
CLASS C:
 Net assets, at value ...................................................................  $  214,422,566
                                                                                           ==============
 Shares outstanding .....................................................................      18,202,785
                                                                                           ==============
 Net asset value per share* .............................................................          $11.78
                                                                                           ==============
 Maximum offering price per share (net asset value per share / 99.00%) ..................          $11.90
                                                                                           ==============
ADVISOR CLASS:
 Net assets, at value ...................................................................  $   16,257,047
                                                                                           ==============
 Shares outstanding .....................................................................       1,379,087
                                                                                           ==============
 Net asset value and maximum offering price per share ...................................          $11.79
                                                                                           ==============

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2002 (UNAUDITED)

Investment income:
 Interest ................................................................................   $139,589,244
                                                                                             ------------
Expenses:
 Management fees (Note 3) ................................................................     11,633,033
 Distribution fees (Note 3)
  Class A ................................................................................      1,984,265
  Class B ................................................................................        593,032
  Class C ................................................................................        662,363
 Transfer agent fees (Note 3) ............................................................      1,134,940
 Custodian fees ..........................................................................         24,781
 Reports to shareholders .................................................................        126,320
 Registration and filing fees ............................................................         57,558
 Professional fees (Note 3) ..............................................................         52,930
 Trustees' fees and expenses .............................................................         40,470
 Other ...................................................................................        149,990
                                                                                             ------------
      Total expenses .....................................................................     16,459,682
                                                                                             ------------
       Net investment income .............................................................    123,129,562
                                                                                             ------------
 Realized and unrealized gains:
  Net realized gain from investments .....................................................      9,586,249
  Net unrealized appreciation on investments .............................................     48,982,561
                                                                                             ------------
 Net realized and unrealized gain ........................................................     58,568,810
                                                                                             ------------
 Net increase in net assets resulting from operations ....................................   $181,698,372
                                                                                             ============



                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2002 (UNAUDITED)
AND THE YEAR ENDED MAY 31, 2002

                                                                              SIX MONTHS              YEAR
                                                                                 ENDED               ENDED
                                                                           NOVEMBER 30, 2002     MAY 31, 2002
                                                                           -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................  $  123,129,562       $ 246,419,668
  Net realized gain from investments ....................................       9,586,249          13,724,409
  Net unrealized appreciation (depreciation) on investments .............      48,982,561          (2,835,852)
                                                                           -----------------------------------
      Net increase in net assets resulting from operations ..............     181,698,372         257,308,225
 Distributions to shareholders from:
  Net investment income:
   Class A ..............................................................    (114,965,542)       (234,970,996)
   Class B ..............................................................      (3,897,721)         (5,618,437)
   Class C ..............................................................      (4,408,955)         (7,670,614)
   Advisor Class ........................................................        (368,699)            (71,740)
                                                                           -----------------------------------
 Total distributions to shareholders ....................................    (123,640,917)       (248,331,787)
 Capital share transactions: (Note 2)
   Class A ..............................................................       2,239,937         116,830,421
   Class B ..............................................................      36,700,275          72,451,028
   Class C ..............................................................      23,674,417          41,556,192
   Advisor Class ........................................................       2,042,720          13,964,411
                                                                           -----------------------------------
 Total capital share transactions .......................................      64,657,349         244,802,052
      Net increase in net assets ........................................     122,714,804         253,778,490
Net assets
 Beginning of period ....................................................   4,972,207,933       4,718,429,443
                                                                           -----------------------------------
 End of period ..........................................................  $5,094,922,737      $4,972,207,933
                                                                           ==================================
Undistributed net investment income included in net assets:
 End of period ..........................................................  $    1,516,151      $    2,946,037
                                                                           ==================================

                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide investors with as high a level of income exempt from federal, New York state and New York City income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Effective October 1, 2001, the fund began offering a new class of shares, Advisor class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At November 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                             SIX MONTHS ENDED                            YEAR ENDED
                                             NOVEMBER 30, 2002                          MAY 31, 2002
                                      ------------------------------------------------------------------------
                                         SHARES            AMOUNT                SHARES             AMOUNT
                                      ------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold .................         17,017,956       $ 201,197,490          36,730,664       $ 428,174,714
 Shares issued in reinvestment
 of distributions ............          5,251,380          61,927,584           9,616,419         111,868,932
 Shares redeemed .............        (22,070,265)       (260,885,137)        (36,362,999)       (423,213,225)
                                      ------------------------------------------------------------------------
 Net increase ................            199,071       $   2,239,937           9,984,084       $ 116,830,421
                                      ========================================================================
CLASS B SHARES:
 Shares sold .................          3,464,704       $  40,904,399           6,770,048       $  78,850,578
 Shares issued in reinvestment
 of distributions ............            217,384           2,560,612             296,729           3,445,676
 Shares redeemed .............           (572,856)         (6,764,736)           (846,102)         (9,845,226)
                                      ------------------------------------------------------------------------
 Net increase ................          3,109,232       $  36,700,275           6,220,675       $  72,451,028
                                      ========================================================================
CLASS C SHARES:
 Shares sold .................          3,015,853       $  35,657,330           5,202,569       $  60,642,138
 Shares issued in reinvestment
 of distributions ............            245,822           2,899,344             405,485           4,716,638
 Shares redeemed .............         (1,259,081)        (14,882,257)         (2,042,348)        (23,802,584)
                                      ------------------------------------------------------------------------
 Net increase ................          2,002,594       $  23,674,417           3,565,706       $  41,556,192
                                      ========================================================================
ADVISOR CLASS SHARES: a
 Shares sold .................            221,525       $   2,614,824           1,209,355          14,001,342
 Shares issued in reinvestment
 of distributions ............                976              11,519               1,439              16,642
 Shares redeemed .............            (49,580)           (583,623)             (4,628)            (53,573)
                                      ------------------------------------------------------------------------
 Net increase ................            172,921       $   2,042,720           1,206,166       $  13,964,411
                                      ========================================================================

aFor the period October 1, 2001 (effective date) to November 30, 2002.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

        ANNUALIZED
         FEE RATE  MONTH-END NET ASSETS
       -------------------------------------------------------------
          .625%    First $100 million
          .500%    Over $100 million up to and including $250 million
          .450%    Over $250 million up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .10%, .65%, and .65% per year of its average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the period of $1,714,103 and $31,398, respectively.

The Fund paid shareholder servicing fees of $1,134,940 of which $723,511 was paid to Investor Services.

Included in professional fees are legal fees of $13,350 that were paid to a law firm in which a partner is an officer of the Fund.


4. INCOME TAXES

At May 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2008 .........................  $15,851,911
         2009 .........................  $14,143,945
                                         -----------
                                         $29,995,857
                                         ===========


At November 30, 2002, the cost of investment and net unrealized appreciation for income tax purposes were as follows:

        Cost of investments ............ $4,729,318,161
                                         --------------
        Unrealized appreciation ........ $  323,332,197
        Unrealized depreciation ........    (22,105,015)
                                         --------------
        Net unrealized appreciation .... $  301,227,182
                                         ==============

FRANKLIN NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


4. INCOME TAXES (cont.)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and bond discounts.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 2002 aggregated $463,567,362 and $381,682,776, respectively.

                       This page intentionally left blank.

                       This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS
GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & Income
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & Income
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                          12/02

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[logo omitted]
FRANKLIN(R)TEMPLETON(R)
INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
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ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.



SEMIANNUAL REPORT
FRANKLIN NEW YORK TAX-FREE INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin New York Tax-Free Income Fund prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

115 S2002 01/03              [recycle logo omitted]  PRINTED ON RECYCLED PAPER